                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our Report dated January 24, 2001 included in Art Technology Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made part of this Registration Statement.


                                          /s/ Arthur Andersen LLP


Boston, Massachusetts
July 5, 2001